THE VANTAGEPOINT FUNDS

Supplement dated September 23, 2008 to the Prospectus dated May 1, 2008 and supplemented May 22, 2008, July 15, 2008, and August 6, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus. This supplement supersedes all prior supplements to the Prospectus.

Disclosure of Portfolio Holdings

The following replaces the information relating to Portfolio Holdings found on page 1 of the prospectus:

Portfolio Holdings — A description of The Vantagepoint Funds’ (the “Funds’’) policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI. Each Fund’s complete month-end portfolio holdings normally are made publicly available on the Funds’ website (www.icmarc.org) 25 days after month-end (or the next business day thereafter). Such information will continue to remain available until the Funds file a Form N-CSR or Form N-Q for the period that includes the date as to which the month-end portfolio holdings website disclosure is current.

In addition, some or all of the Funds’ portfolio holdings may be made publicly available at any time on the Funds’ website following a determination by the Funds’ President and Chief Compliance Officer that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders. Once information is publicly available to all Fund shareholders on the Funds’ website, that information may be disclosed in writing or orally to other persons.

Growth Fund

Investment Subadvisers

The name of Westfield Capital Management Company, LLC as found on page 18 of the prospectus has been changed to Westfield Capital Management Company, L.P.

At a meeting held on September 12, 2008 (the “September Meeting”) the Board of Directors of The Vantagepoint Funds, at the recommendation of Vantagepoint Investment Advisers, LLC (“VIA”), approved the termination of Peregrine Capital Management, Inc. (“Peregrine”) and Goldman Sachs Asset Management, L.P. (“GSAM”) as subadvisers to the Growth Fund effective on or before September 30, 2008. Therefore, the information relating to Peregrine and GSAM found on pages 17 and 18 of the prospectus, respectively, is deleted upon effective termination.

Also, at the September Meeting, the Board of Directors, also at the recommendation of VIA, appointed Columbus Circle Investors (“Columbus Circle”) and D.G. Capital Management Trust (“D.G. Capital”) as subadvisers to the Growth Fund. Columbus Circle and D.G. Capital began managing assets of the Growth Fund on September 19, 2008. Therefore, the following information should be read in conjunction with the information regarding Investment Subadvisers found on page 17 of the prospectus.

Columbus Circle Investors (“Columbus Circle”), Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902, serves as a subadviser to the Fund employing a large-cap growth strategy. Columbus Circle has served in this capacity since September 2008. Columbus Circle utilizes fundamental analysis in the context of the prevailing economic environment to build portfolios of companies that it believes meet specific criteria related to company success, believing that “positive momentum” in a company’s progress plus “positive surprise” in reported results should yield superior returns through rising stock prices. Anthony Rizza, CFA, is primarily responsible for making investment decisions for the portion of the Fund’s assets managed by Columbus Circle. Mr. Rizza is a Senior Managing Director and equity owner of Columbus Circle. He has managed the firm’s Large Cap Growth product since January 1998.

D.G. Capital Management Trust (“D.G. Capital”), 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, serves as a subadviser to the Fund employing an opportunistic growth strategy. D.G. Capital has served in this capacity since September 2008. D.G. Capital seeks to invest in a portfolio of mid- to large-capitalization companies with growing revenues, a history of strong management and reasonable price-to-earnings valuations. The majority of the portfolio is expected to have a core to growth equity style bias, and, on occasion, D.G. Capital may strategically shift to cash or invest in special situations and international stocks on a limited basis when D.G. Capital believes such investments will benefit the portfolio. Manu Daftary is primarily responsible for making investment decisions for the portion of the Fund’s assets managed by D.G. Capital. Mr. Daftary founded D.G. Capital in 1996 and serves as the firm’s President and Chief Investment Officer.

Tukman Grossman Capital Management, Inc., Legg Mason Capital Management, Inc., and Westfield Capital Management Company, L.P. continue to serve as subadvisers to the Growth Fund.

Select Value Fund

At the September Meeting, VIA recommended, and the Board of Directors approved, the termination of GSAM as a subadviser to the Select Value Fund on or before September 30, 2008, and appointed Artisan Partners Limited Partnership (“Artesian Partners”) to serve as a subadviser to the Select Value Fund. The information relating to GSAM found on page 20 of the prospectus is deleted upon effective termination. Artisan Partners began managing assets of the Select Value Fund on September 19, 2008. The following information about Artisan Partners should be read in conjunction with the information relating to Investment Subadvisers found on page 20 of the prospectus.

Artisan Partners Limited Partnership (“Artisan Partners”), 875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as a subadviser to the Fund employing a contrarian value strategy. Artisan Partners has served in this capacity since September 2008. The firm uses a bottom-up investment process to construct a diversified portfolio consisting of medium-sized U.S. companies believed to be undervalued, in good financial condition, and that have attractive business economics. James C. Kieffer, Scott Satterwhite, and George O. Sertl are jointly and primarily responsible for making investment decisions for the portion of the Fund’s assets managed by Artisan Partners. Messrs. Satterwhite and Kieffer are Managing Directors of Artisan Partners and have co-managed Artisan Partners’ Mid-Cap Value Strategy for over 5 years. They both joined Artisan Partners in 1997. Mr. Sertl became co-manager of Artisan Partners’ Mid Cap Value strategy during May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan Partners’ Mid-Cap Value Strategy. Mr. Sertl joined Artisan Partners in 2000.

WEDGE Capital Management L.L.P. and Systematic Financial Management, L.P. continue to serve as subadvisers to the Select Value Fund.

International Fund

Principal Investment Risks — The following sentence replaces the next to last sentence in the first paragraph under “Principal Investment Risks” found on page 26 of the prospectus:

These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets.

Diversified Assets Fund

Principal Investment Strategies — The following sentences replace the next to last sentence in the third to last paragraph under “Principal Investment Strategies” found on page 29 of the prospectus:

The Fund expects that on average, over the long term, 0-10% of the market value of the Fund’s net assets will be held in short positions in derivative instruments, and, under normal market conditions, the market value of the Fund’s net assets held in these short positions will not exceed 25% of the market value of the Fund’s net assets. However, the Fund typically expects to maintain a net long position in derivative instruments.

Core Bond Index Fund

Principal Investment Strategies — The following sentence replaces the second sentence in the paragraph describing the Core Bond Index Fund’s principal investment strategies found on page 33 of the prospectus:

The Lehman Brothers Aggregate Bond Index is an unmanaged index which consists of investment-grade U.S. fixed income securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage passthroughs), Asset-backed Securities, and Commercial Mortgage-backed Securities sectors.

Overseas Equity Index Fund

The following performance table replaces the performance table for Class II of the Overseas Equity Index Fund found on page 42 of the prospectus:

			Since
	1 Year	5 Years	Inception*

Overseas Equity Index Fund
Class II shares	10.30%	20.99%	6.91%
MSCI EAFE Free Index (Reflects no deductions for fees, expenses, or taxes)	11.63%	22.08%	7.89%

* Class II shares of the Fund were offered beginning April 5, 1999.

Note:  Fund performance is expected to differ from the Fund’s benchmark due to sampling techniques used in portfolio construction, fees, expenses, and cash flows.

In addition, the Total Return for Class II of the Overseas Equity Index Fund for the period ended December 31, 2007 on page 108 of the Financial Highlights table is revised to read 10.30%.

The Model Portfolio Funds and Milestone Funds

The following should be read in conjunction with the information relating to the team members who manage the Model Portfolio Funds and Milestone Funds found on pages 43 and 57, respectively, of the prospectus:

David Braverman, CFA, joined the Team in June 2008.  Mr. Braverman was with Standard & Poor’s Corporation (“S&P”) from 1985 until January 2008 where he most recently served as Vice President, Investment Advisory Services. He joined VIA as Vice President, Equity in April 2008.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are Deducted From Fund Assets)

As a result of the changes in subadvisers to the Growth Fund and Select Value Fund referenced above, the tables found on page 75 should be revised as follows:

	Management	Subadviser	Other	Total Annual
Actively Managed Funds	Fee	Fees	Expenses	Fund Expenses

Growth	0.10%	0.39%	0.40%	0.89%[1]
Select Value[2]	0.10%	0.51%	0.49%	1.10%[1]

1. These fees have been restated to reflect current fees.

2. “Other Expenses” are based on estimated amounts for the current fiscal year.

		Other Expenses
							Net
					Total	Fee Waivers	Total
		Acquired		Total	Annual	and/or	Annual
	Management	Fund Fees &	All Other	Other	Fund	Reimburse-	Fund
Fund of Funds	Fee	Expenses	Expenses	Expenses	Expenses	ments	Expenses

Milestone Funds[1,3]
Milestone 2020	0.10%	0.79%[2]	0.10%	0.89%	0.99%	−0.06%	0.93%
Milestone 2025	0.10%	0.81%[2]	0.12%	0.93%	1.03%	−0.08%	0.95%
Milestone 2040	0.10%	0.80%[2]	0.33%	1.13%	1.23%	−0.24%	0.99%

1. Shareholders in the Milestone Funds indirectly pay the expenses of the underlying Vantagepoint Funds in which Milestone Funds invest. The underlying fund expenses may change over time and will differ depending on a Milestone Fund’s asset allocation in the underlying Vantagepoint Funds. The Annual Fund Expenses (both total and net) for the Milestone Funds shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include acquired fund fees and expenses.

2. Acquired Fund Fees and Expenses have been restated based on the allocations to the underlying Vantagepoint Funds in which the Milestone Funds expect to invest in the current fiscal year.

3. VIA contractually has agreed with respect to each Milestone Fund to waive fees and/or reimburse expenses of the Milestone Funds until April 30, 2009 to limit each Fund’s total annual fund operating expenses to the following percentages: Milestone 2020 Fund — 0.93%; Milestone 2025 Fund — 0.95%; and Milestone 2040 Fund — 0.99%. There is no guarantee that the waivers and/or reimbursements will continue after April 30, 2009. Please refer to footnote 1 above as it relates to net total annual fund expenses.

Also, as a result of the changes in subadvisers to the Growth Fund and Select Value Fund referenced above, the table found on page 76 should be revised as follows:

Example

	1 yr	3yrs	5 yrs	10 yrs

Growth	$91	$285	$495	$1,100
Select Value	$113	$352	N/A	N/A
Milestone 2020	$95	$311	$544	$1,212
Milestone 2025	$97	$321	$563	$1,257
Milestone 2040	$101	$369	$656	$1,474

The other information found in the tables and footnotes found on pages 75 and 76 remains the same as in the prospectus.

Please retain this supplement for future reference.

SUPP 011-200809-322